Exhibit 99.1
   Josh Wilson

             Agenda  Who We Are  Our OpportunityOur Strategy For Success Our Financial Profile        57  © 2022 SCIPLAY | CONFIDENTIAL

Agenda who we are our opportunity our strategy for success our financial profile

Our team brings a deep breadth of knowledge built over an average of 25 years  work experience in digital and entertainmentand an average tenure of 13 years at SciPlay  Joshua J. WilsonChief Executive Officer  Aaron SchurmanFounder and Chief Gamer  Forrest StoweChief Technology Officer  Destry DavisonManaging Director, Casino  Noga HalperinChief Revenue Officer  Jim ThompsonChief Business Officer  Danny MoyChief Strategy Officer  58  The SciPlay Team  © 2022 SCIPLAY | CONFIDENTIAL                            Kimber DallVP of People Operations  Daniel O’QuinnInterim CFO    Rob GustafsonGeneral Counsel

                     59  Studios Around the World  © 2022 SCIPLAY | CONFIDENTIAL  CEDAR FALLS, IOWA    We draw on a wealth of global talent to create innovative games  Bangalore, India  Oulu, FinlandKyiv, Ukraine  Austin, Texas  Ankara, Turkey            Tel Aviv, Israel

                   60  Driving Compelling Organic Growth  © 2022 SCIPLAY | CONFIDENTIAL  DRIVING SUBSTANTIAL GROWTH  Revenue, $ in millions  (1)Since 2012more than2xthe social casino market                          $95  $123  $169  $275  $361  $416  $466  $582  $606  $222012 (U) 2013 (U) 2014 (U) 2015 2016 2017 2018 2019 2020 2021  48%growth in ARPDAU(2)since 2019  8.9%payer conversion(3) in last two quarters  0.6Maverage monthly paying usersin 1Q ‘22  44.5%CAGR    As per Eilers & Krejcik reports.Average Revenue Per Daily Active User.Average Monthly Paying Users (MPU) for the period divided by Average Monthly Active Users (MAU) for the same period (payer conversion).Note: Revenue for the fiscal years 2012-2014 are unaudited and derived from the audited financial statements and accounting records of Light & Wonder, Inc. (formerly known as Scientific Games Corporation).

        61  Capturing Significant Market Opportunity  © 2022 SCIPLAY | CONFIDENTIAL  $10  Mobile Games    SciPlay Market  100BO(1pp)ortunity        CasualPuzzle games Card games Board games Hyper-casual games  Social Casino  $28B(1) +15% YoY  $8B(1)+8% YoY                            (1) 2021E figures as per Eilers & Krejcik custom ad-hoc analysis and reports.

             62  How We Make andRun Games  © 2022 SCIPLAY | CONFIDENTIAL    Simple Core Gam  e    Meta Games  Data & Economy  New UserReach  Live Ops/ Events

             63  How We Are Growing Our Business  © 2022 SCIPLAY | CONFIDENTIAL  Scaling our current core games    Adding new games to the  portfolio                        Project X    NEW GAME 2    NEW GAME 3    + NEW GAMES

             64  Investing in the SciPlay Engine to Scale and Grow Games  © 2022 SCIPLAY | CONFIDENTIAL    Project All-Star

             65  Project All-Star Impact  © 2022 SCIPLAY | CONFIDENTIAL    1 Q 2022 REVENUE RECORDS  Achieved 6th consecutive quarterly revenue record  Delivered one of the highest quarterly revenues  Record quarterly revenue      A MRPPU(2)  ARPDAU(3)                     6.1%  PAYER CONVERSION RATE (1) 8.9%  1Q19  1Q22        +46%        $76.51  $92. 45  1Q19  1Q22        +21%        $0.48  $0.7 4  1Q19  1Q22        +54  %  Average Monthly Paying Users (MPU) for the period divided by Average Monthly Active Users (MAU) for the same period (payer conversion).Average Monthly Revenue Per Paying User.Average Revenue Per Daily Active User.

               66  Investing in the SciPlay Engine to Scale and Grow Games  © 2022 SCIPLAY | CONFIDENTIAL          Direct to Consumer PlatformData Science & Analytics Investment in Ad TechProject All-Star        SciPlayEngine

             67  © 2022 LIGHT & WONDER | CONFIDENTIAL        Similarplayer type  Similargame loop  Similarlive ops / meta        Launching New GamesStrong synergies between Social Casino and Casual        Adding 1 to 2 new games per year

             68  We are Layering on New Games…  © 2022 SCIPLAY | CONFIDENTIAL          Bingo Showdown Revenue  Launched Solitaire Pets Adventure in December          100% organically developed our first casual game leveraging their talent and game design expertise      3x      Project X

             69  © 2022 SCIPLAY | CONFIDENTIAL  Diligent process of finding great companies                                                  Talent & Culture  Products and Technology  Capabilities  Strong Financial Profile                                            Broadens global player network  Expands first party data  Diversifies revenue streams in growing $13B(1) global mobile in-game advertising market  Daily active users (DAUs)  1.7MMonthly active users (MAUs)  27.8M                      Over last 2 years, 6 Games Reached  #  1 Top Free Game(2)                      Synergies to SciPlay on Day 1:        …Complemented by Great Game Creators and Operators  Alictus Acquisition  As per Eilers & Krejcik custom ad-hoc analysis and reports.U.S. App Store as per data.ai

               70  Investing in Talent  © 2022 LIGHT & WONDER | CONFIDENTIAL  Recruiting the best talent in the business & building great employer brandingBuilding a culture that embraces innovation and develops our peopleCreating opportunities for our teammates to grow & excel        CKATCBEEYAUDDINSVATG, VIRUANIKFVL,AOR,TLIAERSLXIERSNA,,A,EISIENOLDWI A

                 Becoming the Leading Diversified Mobile Game Company, Singularly Focused on Players      71  © 2022 SCIPLAY | CONFIDENTIAL                  Social Casino  Casual          Leading,  Diversified  Portfolio  Evolution powered by SciPlay engine

             Deliver Growth by Scaling Core Business and Launching New Games  I LLUSTRATIVE REVENUE GROWTH        Layering in newrevenue    Fueling growth in core business            CORE GAMES  NEW GAMES  72  © 2022 SCIPLAY | CONFIDENTIAL

             73  Executing Our StrategyResults in a Strong Financial Profile  © 2022 SCIPLAY | CONFIDENTIAL  Healthy margin and highly cash generative business delivers strong balance sheet  REVENUE          $466  $606  FY19  FY21        +30  %  AEBITDA (1)          $122  $186  FY19  FY21        +52  %  FREE CASH FLOW (1)           $82  $149  FY19  FY21        +82  %  All numbers are in millions.(1) Adjusted EBITDA (AEBITDA) and Free Cash Flow denote non-GAAP financial measures and are reconciled to the most directly comparable GAAP measure in the tables in the appendix.

         74  Becoming a Diversified Mobile Game Company  © 2022 SCIPLAY | CONFIDENTIAL  Grow Core Business                  Positioned to win share and drive long-term sustainable growth      Launch New Games  Invest in SciPlay Engine  Invest in Talent      Increase Shareholder Value

 107  SciPlay: Reconciliation of Net Income Attributable to SciPlay to AEBITDA  © 2022 LIGHT & WONDER | CONFIDENTIAL  Note: Unaudited, U.S. Dollars in millions(1) For 2021 period, includes $24.5 million legal settlement charge.

 108  SciPlay: Reconciliation of Net Cash Provided by Operating Activities to Free Cash Flow  © 2022 LIGHT & WONDER | CONFIDENTIAL  Note: Unaudited, U.S. Dollars in millionsRefer to the reconciliation of AEBITDA included on slide 107 titled “SciPlay: Reconciliation of Net Income Attributable to SciPlay to AEBITDA” for the periods presented.Free cash flow conversion, as used herein, represents the ratio by which AEBITDA is converted into Free Cash Flow.